AGREEMENT
                                    ---------


     THIS AGREEMENT made and entered into as of the 10th day of November by and among Intervest National Bank, (hereinafter "Intervest") and Raymond C. Sullivan, (hereinafter "Executive");


                                   WITNESSETH:
                                   ----------

     WHEREAS, the Board of Directors of Intervest recognizing value of the experience and knowledge of Executive to business of Intervest, desires to retain the valuable services and business counsel of Executive, it being in the best interest of Intervest to arrange terms of employment for Executive so as to reasonably induce Executive to remain in his capacities with Intervest for Executive's term hereof; and

     WHEREAS, Executive is willing to provide services to Intervest in accordance with the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

     1.     EMPLOYMENT.     During  Executive's  Employment, Intervest agrees to
            ----------
employ Executive and Executive agrees to accept such employment and to perform such duties and functions as the Board of Directors of Intervest, and/or Intervest's officers as designated by the Board of Directors, may assign to Executive from time to time, but only administrative and managerial functions commensurate with Executive's past experience and performance level. As directed by the Board of Directors, he shall perform such duties at the offices of Intervest in New York City.

     Responsibility for the supervision of Executive shall rest with the Board of Directors of Intervest and its Executive Committee, which shall review Executive's performance regularly. The Board of Directors of Intervest shall have the authority to terminate Executive, subject to the provisions outlined in
Section  6  of  this  Agreement.

     2.     TITLE.     Executive  shall  serve  as  President  of  Intervest.
            -----

     3.     TERM  OF  EMPLOYMENT.     Executive's  Employment  referred  to  in
            --------------------
Section 1 hereof shall commence on January 1, 2005, and, subject to the termination provisions set forth below, shall end December 31, 2005, provided, however, that if (a) Executive advises Intervest in writing on or before September 1, 2005, of his desire to extend the term of the Agreement and (b) Intervest communicates its consent to such extension in writing to Executive on or before September 30, 2005, then the Agreement shall continue upon the same terms and conditions for a further one-year period until December 31, 2006, renewable by the parties from year to year thereafter pursuant to the same procedure described herein. If Intervest shall decide not to extend this Agreement, the denial shall not be construed as a termination pursuant to Paragraph 6 below.

     4.     ANNUAL  COMPENSATION.
            --------------------

     4.1     Base  Salary.     During Executive's Employment, Executive shall be
             ------------
paid an annual base salary (hereinafter "Base Salary") which shall be paid in equal installments in accordance with Intervest's


                          /s/  LSD            /s/  RS
                         ------------        ----------
                          LSD                Executive
normal pay practices, but not less frequently than monthly. Executive's annual Base Salary shall be $157,500. Any increases to the Base Salary during Executive's Employment are at the discretion of the Board of Directors of Intervest.

     4.2     Bonus.     During  Executive's  Employment  and  in  addition  to
             -----
Executive's Base Salary, Executive may receive a bonus payment payable prior to the end of each applicable calendar year. The granting of any such bonus is at the sole discretion of the Board of Directors of Intervest.

     4.3     Additional  Benefits.     During  Executive's Employment, Executive
             --------------------
shall be provided with such employee benefits and benefit levels, including health and life insurance, etc. as may be provided by the Board of Directors of Intervest. The employee benefits shall be provided and maintained at a level of not less than what is in effect at the time this Agreement is executed. Executive shall be entitled to participate in any qualified or unqualified pension, profit sharing or other employee benefit plan adopted by Intervest hereinafter.

     Throughout Executive's Employment, Executive shall also be entitled to reimbursement for reasonable business expenses incurred by him in the performance of his duties hereunder, as approved from time to time by the Board of Directors of Intervest.

     5.     CHANGE  IN  CONTROL  OF  INTERVEST.
            ----------------------------------

     (a) In the event of a "change in control" of Intervest, as defined herein, Executive shall be entitled, for a period of one (1) year from the date of closing of the transaction effecting such change in control and at his election, to give written notice to Intervest of termination of this Agreement and to receive a lump sum cash payment as follows:

     In the event of a change of control during the first six (6) months of the Agreement, Executive will be entitled to an amount equal to compensation, as outlined in Section 4 of this Agreement, at Executive's then current compensation level, for the balance of the Agreement through December 31, 2005 plus a bonus of six (6) months compensation and, in the event of change of control following the first six (6) month period, Executive shall be entitled to an amount equal to compensation for the balance of the Agreement through December 31, 2005 plus a bonus of three (3) months compensation.

     (b) The severance payments provided for in this Section 5 shall be paid by Intervest not later than ten (10) days after the date of notice of termination by Executive under this Section 5 or ten (10) days after the date of closing of the transaction effecting the change in control of Intervest, whichever is later.

     (c) For purposes of this Section 5, "change in control" of Intervest shall mean:

          (i) any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in a reduction in the combined ownership of the Dansker and Bergman families to less than 10% of the aggregate outstanding shares of all classes of stock and warrants of Intervest's Holding Company; or

          (ii) if none of Lawrence G. Bergman, Jerome Dansker or Lowell S. Dansker is a member of the Board of Directors of Intervest or of Intervest's Holding Company; or


                          /s/  LSD            /s/  RS
                         ------------        ----------
                          LSD                Executive

         (iii) the sale of all or substantially all of the assets of Intervest or Intervest's Holding Company; or

          (iv) the  liquidation  of  Intervest  or  Intervest's Holding Company.

     6.     TERMINATION.
            -----------

     6.1     For  Cause.     This  Agreement  may  be terminated by the Board of
             ----------
Directors of Intervest without notice and without further obligation other than for accrued and unpaid compensation, for any of the following reasons:

     (a) failure of Executive to follow reasonable directions or policies of the Board of Directors of Intervest or its Executive Committee; or

     (b) gross negligence or willful misconduct of Executive materially damaging to the business of Intervest during the Executive's Employment; or

     (c) conviction of the Executive during the Executive's Employment of a crime involving breach of trust or moral turpitude.

     In the event that Intervest discharges Executive alleging "cause" under this Section 6.1 and it is subsequently determined judicially that the termination was "without cause", then such discharge shall be deemed a discharge without cause subject to the provisions of Section 6.2 hereof.

     6.2     Without  Cause.     Intervest  may,  upon  thirty (30) days written
             --------------
notice to Executive, terminate this Agreement without cause at any time during the Executive's Employment upon the condition that Executive shall be entitled, as liquidated damages in lieu of all other claims, to a severance payment as follows:

     In the event of termination without cause during the first six (6) months of the Agreement, Executive will be entitled to an amount equal to compensation, as outlined in Section 4 of this Agreement, at Executive's then current compensation level, for the balance of the Agreement through December 31, 2005, plus a bonus of six (6) months compensation and, in the event of termination without cause following the first six (6) month period, Executive shall be entitled to an amount equal to compensation for the balance of the Agreement through December 31, 2005, plus a bonus of three (3) months compensation. The severance payment provided for in this Section 6.2 shall be paid by Intervest not later than thirty (30) days after the actual date of termination of employment of Executive.

     7.     ENTIRE  AGREEMENT.     This  Agreement  constitutes  the  entire
            -----------------
agreement between the parties hereto regarding the employment of Executive, and supersedes and replaces all prior agreements and understandings, whether written or unwritten, relating thereto.

     8.     ASSIGNMENT.     Neither  of  the  parties  hereto  may  assign  this
            ----------
Agreement  without  the  prior  written  consent  of  the  other  party  hereto.

     9.     SEVERABILITY.     Each  section  and  subsection  of  this Agreement
            ------------
constitutes a separate and distinct understanding, covenant and provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed to be severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.


                          /s/  LSD            /s/  RS
                         ------------        ----------
                          LSD                Executive

     10.     GOVERNING  LAW.     This  Agreement  shall  in  all  respects  be
             --------------
interpreted, construed and governed by and in accordance with the laws of the State of New York.

     11.     RIGHTS OF THIRD PARTIES.     Nothing herein expressed or implied is
             -----------------------
intended to or shall be construed to confer upon or give to any person, firm or other entity, other than the parties hereto and their permitted assigns, any rights or remedies under or by reason by this Agreement.

     12.     AMENDMENT.     This Agreement may not be amended orally but only by
             ---------
an  instrument  in  writing  duly  executed  by  the  parties  hereto.

     13.     NOTICES.     Any  notice  or  other  document  or  communication
             -------
permitted or required to be given to Executive pursuant to the terms hereof shall be deemed given if personally delivered to Executive or sent to him postage prepaid, by registered or certified mail, at New York, New York, or any such other address as Executive shall have notified Intervest in writing. Any notice or other document or other communication permitted or required to be given to Intervest pursuant to the terms hereof shall be deemed given if personally delivered or sent to Chairman of the Board, 1 Rockefeller Plaza, Suite 400, New York, New York 10020-2002, postage prepaid, by registered or certified mail or at such other address as Intervest shall have notified Executive in writing.

     14.     WAIVER.     The  waiver  by  either party hereto of a breach of any
             ------
provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision of this Agreement by the breaching party.



                                             INTERVEST



/s/ Sally Wang                           By: /s/ Lowell S. Dansker
-----------------------------                ----------------------------------
Attest                                       Lowell S. Dansker, CEO
Sally Wang


                                             EXECUTIVE



/s/ Sally Wang                               /s/ Raymond C. Sullivan
----------------------------                 ----------------------------------
Attest                                       Raymond C. Sullivan
Sally Wang